UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2026

THUNDER MOUNTAIN GOLD, INC.
(Exact name of registrant as specified in its charter)

Idaho	001-08429	91-1031075
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11770 W. President Drive, Ste. F
 Boise, Idaho, United States 83713
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (208) 658-1037

11770 W. President Dr., Ste. F
 Boise, Idaho, 83713 United States
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.001 par value	THMG	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference. The transaction is relying on the exemption from registration provided by Section 4(a)(2) of the United States Securities Act of 1933, as amended (the "U.S. Securities Act") and applicable exemptions from state securities registration requirements.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Operating Officer

Thunder Mountain Gold, Inc. (the "Company") accepted the resignation of Mr. Ron Espell as Chief Operating Officer of the Company effective September 8, 2026.

Appointment of Senior Vice-President of Exploration

Steven A. Osterberg, Ph.D., P.G., Q.P. (Qualified Person)

The Company engaged Dr. Steven A. Osterberg, age 65, as the Company's Senior Vice-President of Exploration effective September 8, 2026.

Dr. Osterberg will lead Thunder Mountain Gold's exploration strategy, including target generation, technical evaluation, drilling programs, and resource-growth initiatives across the Company's project portfolio. His appointment supports the Company's renewed focus on advancing the South Mountain Project in southern Idaho, an advanced-stage polymetallic asset with silver, zinc, gold, copper, and lead mineralization, as well as evaluating broader district-scale exploration opportunities.

Dr. Osterberg is a professional geologist and qualified person with over 45 years in mining, spanning exploration through development, hydrogeology, and permitting. Former VP Exploration and President/CEO at Timberline Resources, with extensive experience managing multidisciplinary teams and advancing projects through resource estimation, technical studies, and permitting. Senior author and qualified person contributor to multiple NI 43-101 and S-K 1300 technical disclosures.

From 2012 to August 2024, Dr. Osterberg held senior leadership positions with Timberline Resources Corporation. He previously served as its President and Chief Executive Officer before transitioning to Vice President of Exploration and director in October 2020. Since August 2024, Dr. Osterberg has worked as an independent consulting geologist and hydrogeologist through Osterberg Geoscience Services, LLC, providing geological and hydrogeological consulting services to mining clients. He previously also conducted an independent consulting practice through that firm from 2006 to 2009. Earlier in his career, he served as a Senior Geologist and Hydrogeologist with Knight Piesold, Ltd. from 1999 to 2001. Dr. Osterberg holds a Ph.D. from the University of Minnesota, a Master of Science from the University of Minnesota, Duluth, and a Bachelor of Science from the University of Wisconsin, Oshkosh.

The press release and this Current Report on Form 8-K do not constitute an offer to sell, or a solicitation of an offer to buy any security, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Compensation

In connection with Dr. Osterberg's appointment, the Company granted Dr. Osterberg 250,000 stock options (the "Options") under the Company's 2014 Stock Option Plan to purchase up to 250,000 shares of common stock of the Company (each, an "Option Share") at an exercise price of $0.75 per Option Share for a period of five years from the date of grant effective October 1, 2026 expiring on September 30, 2031, subject to the approval of the TSX Venture Exchange (the "Exchange".). The Options vest immediately upon grant.

All securities issued to Dr. Osterberg will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the U.S. Securities and applicable exemptions from state securities registration requirements, and will be issued as "restricted securities" (as defined in Rule 144 under the U.S. Securities Act). In addition, such securities will be subject to an Exchange four-month hold period.

No Family Relationships with Existing Directors or Executive Officers

Dr. Osterberg is not related to any existing director or executive officer of the Company, and, except as disclosed in this current report, the Company has neither nominated nor chosen any other person (whether related to Dr. Osterberg or otherwise) to become a director or executive officer of the Company.

No Related Party Transactions

There are no transactions involving the Company and Dr. Osterberg that are required to be reported pursuant to Item 404(a) of Regulation S-K. Dr. Osterberg has not been party to any transaction with the Company since the beginning of the Company's last fiscal year and is not party to any proposed transaction with the Company, involving an amount exceeding $120,000 and in which he had or will have a direct or indirect material interest.

No legal proceedings

Dr. Osterberg has not been involved in any legal proceedings required to be disclosed as enumerated in Item 401(f) of Regulation S-K that occurred during the past ten years.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

On September 8, 2026, the Company issued a news release disclosing the engagement of Dr. Steven Osterberg as Senior Vice-President of Exploration of the Company.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

99.1	News Release dated September 8, 2026 re: Thunder Mountain Gold Announces Key Leadership Addition Strengthening Exploration Team

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THUNDER MOUNTAIN GOLD, INC.

DATE: November 4, 2026	By:	/s/ ERIC JONES
Eric Jones
President and Chief Executive Officer